Exhibit 10.1

*** Indicates CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Amendment No. 8

to the A330 Purchase Agreement

dated as of December 21, 2000

between

AVSA, S.A.R.L.

And

NORTHWEST AIRLINES, INC.

January 6, 2006

Northwest Airlines, Inc.

2700 Lone Oak Parkway

Eagan, MN  55121

Re: LETTER AGREEMENT NO. 4: RELIABILITY GUARANTEES

Ladies and Gentlemen:

Northwest Airlines, Inc. (“Northwest”) and AVSA, S.A.R.L. (“AVSA”), have entered into an A330 Purchase Agreement, dated as of December 21, 2000 (as amended from time to time, the “Agreement”), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Amendment No. 8 to the Agreement (this “Amendment”) certain amendments to Letter Agreement No. 4 to the Agreement, also dated as of December 21, 2000 (“L.A. No 4”). Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

Representatives of Northwest and Airbus North America Customer Services, Inc., met at the facilities of Northwest in Minneapolis on July 14, 2005, regarding the application of L.A. No. 4. Following that meeting, Northwest issued its ***, under L.A. No. 4, relating to ***.

1.             Amendment. Northwest and AVSA agree that the Aircraft and Converted Firm A330-200 Aircraft currently in service in Northwest’s fleet are operating with Achieved ODI Performance, Achieved On-Time Performance, Achieved 30-Minute On-Time Performance and Completion Factor within the guaranteed parameters set forth in Paragraph 3 of L.A. No. 4. Accordingly, AVSA and Northwest agree that Northwest will *** as specified in Paragraph 4.2(i) of L.A. No. 4, provided, however, that it will ***.

2.             Effect of Amendment. The provisions of this Amendment are binding on each of the parties hereto upon the signature hereof by such parties. L.A. No. 4 will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, relating to the subject matter of this Amendment. The parties agree that this Amendment will constitute an integral, nonseverable part of L.A. No. 4, that the provisions of L.A. No. 4 are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of L.A. No. 4, except that if L.A. No. 4 and this Amendment have specific provisions that are inconsistent, those set forth in this Amendment will govern. Northwest and AVSA agree that this Amendment will not be deemed to be an assumption under the U.S. Bankruptcy Code by Northwest of either L.A. No. 4 or the Agreement.

3.             Confidentiality. This Amendment is subject to the confidentiality provisions set forth in Clause 22.4 of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

NORTHWEST AIRLINES, INC.		AVSA, S.A.R.L.

By:	/s/ Daniel B. Matthews	By:	/s/ Marie-Pierre Merle Beral
	Daniel B. Matthews		Marie-Pierre Merle Beral
	Senior Vice President & Treasurer		Chief Executive Officer